                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2002

                              HANOVER DIRECT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            (COMMISSION FILE NUMBER)

          DELAWARE                                     13-0853260
(STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION)                          IDENTIFICATION NUMBER)

       115 RIVER ROAD
    EDGEWATER, NEW JERSEY                                 07020
    (ADDRESS OF PRINCIPAL                              (ZIP CODE)
     EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      On November 6, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing that a conference call with management to review the Fiscal 2002 third quarter and year-to-date operating results will be held on Friday, November 8, 2002 at 10 a.m. Eastern Time.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated November 6, 2002 of the Company.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          --------------------------------------
                                                     (Registrant)

November 6, 2002                          By:  /s/ Edward M. Lambert
                                          --------------------------------------
                                          Name:   Edward M. Lambert
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer